UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2012

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 26, 2012, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of CareFusion Corporation (the “Company”) approved amended forms of agreements to be utilized by the Company for grants of certain equity awards under the Company’s 2009 Long-Term Incentive Plan (the “LTIP”) and the amendment and restatement of certain of the Company’s compensatory plans, as further described below.

Forms of Certain Equity Award Agreements. The Committee approved amended forms of equity award agreements for grants of nonqualified stock options, restricted stock units (each, an “RSU”) and performance stock units made under the LTIP on and after August 2012. The agreements for these types of awards made prior to August 2012 included a so-called “single trigger” vesting provision, which provided for full acceleration of the vesting of the awards (and exercisability in the case of stock options) in connection with a change of control event (as defined in the LTIP) affecting the Company. The amended form of award agreements for these types of awards provide instead for “double trigger” vesting, which means that the vesting of the awards (and exercisability in the case of stock options) will be accelerated only if the recipient’s service with the Company (or its successor) is terminated without cause (as defined in the award agreement) or for good reason (as defined in the award agreement), in either case within two years following the change of control event affecting the Company. Other changes were made to permit use of alternative vesting schedules, improve administration, and provide clarity around various provisions. The foregoing description of the material amendments to these equity award agreements is qualified in its entirety by reference to the complete text of the Nonqualified Stock Option Agreement, Performance Stock Units Agreement, RSU Agreement (Directors), RSU Agreement (Officers), RSU Agreement (multi-year vest) and RSU Agreement (cliff vest), which are filed herewith as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively.

Severance Plan. The Committee approved the amendment and restatement of the Company’s Severance Plan (the “Severance Plan”), effective July 1, 2012. The Severance Plan establishes the amount of severance payments and benefits available to employees at or below the level of Senior Vice President in the event of a termination of employment due to a reorganization of operations, reduction in workforce, change in business that affects employee staffing, and any other circumstances determined by the plan administrator. The amendment and restatement of the Severance Plan is intended to establish additional structure and procedures, provide clarity around various provisions, and reduce the amount of severance payable under the plan. The Severance Plan provides for continued payment of salary, health benefits continuation and outplacement services for a period of between two and 12 months depending on the employee’s position with the Company and length of service. The Severance Plan previously provided employees in certain positions with an additional severance payment in an amount equal to the employee’s annual cash bonus award under the Company’s Management Incentive Plan (“MIP”), pro-rated for the year of termination. The amended and restated Severance Plan eliminated this additional payment. While no named executive officers are currently entitled to receive severance payments under the Severance Plan, it is possible that current and future participants in the Severance Plan may become a named executive officer in the future. Accordingly, the Severance Plan is being filed herewith. The foregoing description of the Severance Plan and the material amendments thereto is qualified in its entirety by reference to the complete text of the Severance Plan, which is filed herewith as Exhibit 99.7.

Executive Severance Guidelines. The Committee approved the amendment and restatement of the Company’s Executive Severance Guidelines (the “Severance Guidelines”), effective July 1, 2012. The Severance Guidelines are guidelines to be considered by the Committee in providing severance payments and benefits to certain executive-level employees who are not eligible for the Severance Plan in the event of a termination of employment by the Company without cause or by the executive for good reason. Actual payments and benefits may be higher or lower than as recommended in the Severance Guidelines, as determined in the sole discretion of the Committee. The amendment and restatement of the Severance Guidelines is intended to reduce the number of executives subject to the guidelines and reduce the amount of severance payable under the guidelines. The Severance Guidelines provide for cash severance equal to one year of base salary, health benefits continuation and outplacement services for a period of one year, and a potential additional payment in an amount up to the average of the prior two years’ annual cash bonus awards under the MIP. The Severance Guidelines previously provided for such a payment regardless of whether the executive received a payment under the MIP in the year of termination.

The amended and restated Severance Guidelines provide instead that any such additional payment shall be reduced by the amount of any payment received under the MIP. The foregoing description of the Severance Guidelines and the material amendments thereto is qualified in its entirety by reference to the complete text of the Severance Guidelines, which is filed herewith as Exhibit 99.8.

Executive Change in Control Severance Plan. The Committee approved the amendment and restatement of the Company’s Executive Change in Control Severance Plan (the “CIC Plan”), effective July 1, 2012. The CIC Plan establishes the amount of severance payments and benefits available to certain executive-level employees in the event of a termination of employment by the Company without cause (as defined in the CIC Plan) or by the executive for good reason (as defined in the CIC Plan), in each case within 24 months following a change in control event affecting the Company (i.e., a “double trigger” scenario). The amendment and restatement of the CIC Plan was intended to reduce the number of executives subject to the plan, provide additional clarity around various provisions, and reduce the amount of severance payable under the plan. The CIC Plan provides for cash severance equal to a multiple of the sum of base salary and target bonus, a pro-rated target bonus for the year of termination, and health benefits continuation and outplacement services in varying amounts depending on the executive’s position with the Company. The CIC Plan previously established three tiers of executives, with all Tier I and II executives eligible for a cash severance multiple of two times the sum of base salary and target bonus, and Tier III executives eligible for a cash severance multiple of up to one times the sum of base salary and target bonus. The amended and restated CIC Plan provides instead for only two tiers of executives with differentiation in the severance multiple, as follows: two times the sum of base salary and target bonus for the chief executive officer, chief financial officer, executive vice presidents, and presidents; 1.5 times the sum of base salary and target bonus for senior vice presidents; and one times the sum of base salary and target bonus for specifically designated vice presidents. The CIC Plan also provides for payment of a pro-rated target bonus for the year of termination, health benefits continuation for up to 24 months (up to 36 months for the chief executive officer) and outplacement services for a period of between six and 12 months, depending on the executive’s position with the Company. The foregoing description of the CIC Plan and the material amendments thereto is qualified in its entirety by reference to the complete text of the CIC Plan, which is filed herewith as Exhibit 99.9.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Form of Nonqualified Stock Option Agreement, as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.2	Form of Performance Stock Units Agreement, as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.3	Form of Restricted Stock Units Agreement (Directors), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.4	Form of Restricted Stock Units Agreement (Officers), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.5	Form of Restricted Stock Units Agreement (multi-year vest), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.6	Form of Restricted Stock Units Agreement (cliff vest), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.7	CareFusion Corporation Severance Plan, as amended and restated effective July 1, 2012.

99.8	CareFusion Corporation Executive Severance Guidelines, as amended and restated effective July 1, 2012.

99.9	CareFusion Corporation Executive Change in Control Severance Plan, as amended and restated effective July 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: July 2, 2012	By:	/s/ Joan Stafslien
		Name:	Joan Stafslien
		Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Form of Nonqualified Stock Option Agreement, as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.2	Form of Performance Stock Units Agreement, as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.3	Form of Restricted Stock Units Agreement (Directors), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.4	Form of Restricted Stock Units Agreement (Officers), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.5	Form of Restricted Stock Units Agreement (multi-year vest), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.6	Form of Restricted Stock Units Agreement (cliff vest), as amended effective August 2012, under the CareFusion Corporation 2009 Long-Term Incentive Plan.

99.7	CareFusion Corporation Severance Plan, as amended and restated effective July 1, 2012.

99.8	CareFusion Corporation Executive Severance Guidelines, as amended and restated effective July 1, 2012.

99.9	CareFusion Corporation Executive Change in Control Severance Plan, as amended and restated effective July 1, 2012.